UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2006

IKON Office Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-5964	23-0334400
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Valley Stream Parkway, Malvern, Pennsylvania		19355
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-408-7427

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2006, IKON Office Solutions, Inc. (the "Company") entered into a $200 million Amended and Restated Credit Agreement, by and among the Company, as Borrower, the lenders referred to therein, Deutsche Bank Securities Inc., as Syndication Agent, PNC Bank National Association, as Syndication Agent, The Royal Bank of Scotland PLC, as Documentation Agent, LaSalle Bank National Association, as Documentation Agent, Wachovia Bank, National Association, as Administrative Agent, Collateral Agent, Swingline Lender, and Issuing Lender, and Wachovia Capital Markets, LLC as Sole Lead Arranger and Sole Book Manager (the "Amended Credit Agreement"). The Amended Credit Agreement replaces in its entirety the Company's previous Credit Agreement, dated as of July 28, 2004.

The Amended Credit Agreement matures on June 28, 2011 and provides the Company with access to revolving loans in the aggregate up to $200 million (with certain sub-limits). The Amended Credit Agreement also provides the Company with enhanced flexibility to repurchase shares and pay dividends,as well as the ability to request optional increases of the $200 million commitment from the lenders in the aggregate up to $50 million.

The Amended Credit Agreement includes customary affirmative and negative covenants, including certain financial covenants relating to: (i) the Company's corporate leverage ratio; (ii) the Company's consolidated interest coverage ratio; (iii) limitations on the Company's capital expenditures; and (iv) limitations on additional indebtedness and liens. The Amended Credit Agreement also contains default provisions customary for facilities of its type.

The Amended Credit Agreement is secured by the Company's domestic accounts receivable and inventory, the stock of the Company's domestic subsidiaries, 65% of the stock of the Company's first-tier foreign subsidiaries and all of the Company's intangible assets. The amount of credit available under the Amended Credit Agreement is reduced by open letters of credit and swingline loans on a dollar for dollar basis.

The Amended Credit Agreement is filed as Exhibit 10.1 to this report. The foregoing description of the Amended Credit Agreement is qualified in its entirety by reference to the actual agreement.

Item 9.01 Financial Statements and Exhibits.

The following exhibit shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K:

10.1 Amended and Restated Credit Agreement, dated as of June 28, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKON Office Solutions, Inc.

July 5, 2006	By:	Robert F. Woods

Name: Robert F. Woods
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated as of June 28, 2006.